UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2014

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-5004

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 14, 2014, the Board of Directors (the “Board”) of Blue Capital Reinsurance Holdings Ltd. (the “Company”) adopted and approved the Form of the Director Restricted Share Unit Award Agreement ( the “Award Agreement”). The Award Agreement governs the terms and conditions upon which awards are granted to directors of the Company pursuant to the Company’s 2013 Long-Term Incentive Plan (the “Plan”).

The foregoing description of the Award Agreement is qualified in its entirety by reference to the Award Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the Plan, which was previously filed with the Securities and Exchange Commission.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2014 Annual General Meeting of Shareholders (the “2014 Annual Meeting”) was held on May 14, 2014.  The following summarizes each of the 2014 Annual Meeting proposals and the voting results thereon:

I. Approval of  Five Member Board and Election of Directors

The Company’s Bye-Laws provide for a classified Board, divided into three classes of approximately equal size.  At the 2014 Annual Meeting, Company shareholders (the “Shareholders”) voted to fix the number of directors at five and to elect two director nominees as Class A directors, each of whom will serve until: (i) the Company’s 2017 Annual General Meeting of Shareholders; or (ii) his or her earlier resignation.

The table below details the voting results for this proposal.

Nominee	Votes For	Votes Against	Abstain	Non-Votes
Christopher L. Harris	5,305,246	105,397	18,324	2,463,641
John R. Weale	5,372,542	38,051	18,374	2,463,641

II. Appointment of Independent Auditor

At the 2014 Annual Meeting, Shareholders voted to approve the appointment of PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s Independent Auditor for 2014, and authorized the Board, acting by the Company’s Audit Committee, to set their remuneration.  The table below details the voting results for this proposal.

The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes
7,880,858	6,508	5,242	0

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Director Restricted Share Unit Award Agreement under the Company’s 2013 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd.
(Registrant)

May 15, 2014	By:	/s/ Michael S. Paquette
Date	Name:	Michael S. Paquette
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Director Restricted Share Unit Award Agreement under the Company’s 2013 Long-Term Incentive Plan.